Vocera Announces Second Quarter Revenue of $42.7 million

SAN JOSE, Calif. - July 26, 2018 - Vocera Communications, Inc. (NYSE: VCRA), a recognized leader in clinical communication and workflow solutions, today reported total revenue of $42.7 million for the second quarter of 2018, an increase of 8% compared to revenue of $39.7 million in the second quarter of 2017.

“The completeness of our unique solution remains a strong differentiator for us,” said Brent Lang, President and Chief Executive Officer of Vocera. “We closed several large customer wins, and our cross-selling efforts are succeeding. We booked four deals each over $2 million dollars, with strong momentum in the Federal space.”

Second quarter of 2018 financial highlights include:

•	Total revenue of $42.7 million, up 8% year-over-year

•	GAAP net loss per share of $(0.12); non-GAAP net income per share of $0.09

•	GAAP net loss of $(3.6) million; Adjusted EBITDA of $3.5 million

•	Deferred revenue of $53.4 million as of June 30, 2018

•	Cash, cash equivalents and short-term investments of $206.3 million as of June 30, 2018

Second Quarter 2018 Results
Total revenue for the second quarter of 2018 was $42.7 million, compared to $39.7 million in the second quarter of 2017.

(in thousands)	Three months ended June 30,
	2018	2017	% change
Product revenue
Device	$15,049	$14,990	0.4%
Software	6,775	6,002	12.9
Total product	$21,824	$20,992	4.0%

Service revenue
Maintenance and support	$15,505	$12,670	22.4%
Professional services and training	5,357	5,996	(10.7)
Total service	20,862	18,666	11.8
Total revenue	$42,686	$39,658	7.6%

GAAP gross margin for the second quarter of 2018 was 60.1%, compared to 57.7% in the second quarter of 2017.

	Three months ended June 30,
	2018	2017
Gross margin
Product	69.4%	67.6%
Service	50.4	46.6
Total gross margin	60.1%	57.7%

Non-GAAP gross margin
Product	72.9%	72.0%
Service	54.6	51.0
Total non-GAAP gross margin	64.0%	62.1%

GAAP net loss for the second quarter of 2018 was $(3.6) million, or $(0.12) per share, compared to $(6.0) million, or $(0.21) per share in the second quarter of 2017.

	Three months ended June 30,
(in thousands except per share amounts)	2018	2017
Net income (loss)	$(3,554)	$(6,012)
Net income (loss) per share	$(0.12)	$(0.21)
Non-GAAP net income	$2,779	$444
Non-GAAP net income per share	$0.09	$0.02
Adjusted EBITDA	$3,473	$1,434

Deferred revenue at June 30, 2018, was $53.4 million compared to $55.2 million at December 31, 2017. Cash equivalents and short-term investments were $206.3 million at June 30, 2018 and $81.2 million at December 31, 2017. In May 2018, the Company issued $143.8 million of convertible senior notes. The net proceeds, after the purchase of the capped call and debt issuance costs, were $130.0 million.

Full Year and Third Quarter 2018 Guidance

For the full-year 2018, the Company expects revenue between $175.0 million and $183.0 million and a GAAP loss per share between $(0.65) and $(0.42). The Company expects non-GAAP net income per share to be between $0.24 and $0.43 and non-GAAP Adjusted EBITDA to be between $14.0 million and $20.0 million.

For the third quarter of 2018, the Company expects revenue between $43.0 million and $47.0 million and a GAAP loss per share between $(0.21) and $(0.11). The Company expects non-GAAP net loss per share to be between $0.03 and $0.11 and non-GAAP Adjusted EBITDA to be between $3.5 million and $6.0 million.

Net income and earnings per share guidance for both the full-year and the third quarter of 2018 reflect the impact of the convertible senior notes.

(in millions except per share amounts)	Q3’18		FY’18
	Low	High	Low	High
Revenue	$43.0	$47.0	$175.0	$183.0
Loss per share	$(0.21)	$(0.11)	$(0.65)	$(0.42)
Diluted non-GAAP net income (loss) per share	$0.03	$0.11	$0.24	$0.43
Adjusted EBITDA	$3.5	$6.0	$14.0	$20.0

Certain amounts in our release may not re-compute due to rounding. A reconciliation of non-GAAP to GAAP financial measures, and third quarter and full-year guidance, are included in the financial schedules. The Company’s re-cast financial statements for 2017 and 2016 are included in the Company’s accompanying financial schedules.

Conference Call Information
Vocera Communications will host a conference call at 5 p.m. ET (2 p.m. PT) today, July 26, 2018, to discuss the Company’s results.

Investors may access a free, live webcast of the call through the Investors section of the Company’s website at investors.vocera.com.

The call also can be accessed by dialing 833-238-7944, or 647-689-4192 for international callers, and using the access code 9489401.

A webcast replay of the call will be archived at investors.vocera.com.

Forward-Looking Statements
Statements in this press release that are not strictly historical in nature are forward-looking statements within the meaning of the U.S. federal securities laws, including our expected operating results for the third quarter and full year 2018. These forward-looking statements are based on limited information currently available to us and our management`s expectations, which are inherently subject to change and involve a number of risks and uncertainties.
Actual events or results may differ materially from those in any forward-looking statement due to various factors, including but not limited to, changes in regulations in the U.S. and other countries; the effects on government and commercial hospital customers of the federal budget and budgetary uncertainty; changes in healthcare insurance coverage and consumers’ utilization of healthcare and hospital services; our ability to achieve and maintain profitability; the demand for our various solutions in the healthcare and other markets; our lengthy and unpredictable sales cycle; our ability to offer high-quality services and support for our solutions; our ability to achieve anticipated strategic or financial benefits from our acquisitions; our ability to acquire the sole and limited source hardware and software components of our solutions; our ability to obtain the required capacity and product quality from our contract manufacturer; our ability to develop and introduce new solutions and features to existing solutions and to manage our growth; the impact of tax law reform on us or our customers; and the other factors described in our most recently filed Quarterly Report on Form 10-Q, as well as our other filings with the Securities and Exchange Commission (SEC). Our filings with the SEC are available on the Investors section of the Company’s web site at www.vocera.com. The financial and other information contained in this press release should be read in conjunction with the financial statements and notes thereto included in our filings with the SEC. Our operating results for any historical period, including the second quarter of 2018, are not necessarily indicative of our operating results for any future periods. This press release speaks only as of its date. We assume no obligation to update the information in this press release, to revise any forward-looking statements, or to update the reasons actual events or results could differ materially from those anticipated in forward-looking statements.

Use of Non-GAAP Financial Information
This press release contains financial measures that are not calculated in accordance with U.S. generally accepted accounting principles (GAAP). Our management evaluates the Company’s results and makes operating decisions using various GAAP and non-GAAP measures. In addition to our GAAP results, we also consider non-GAAP gross margin, non-GAAP gross margin for products and for services, non-GAAP net income/(loss), non-GAAP income/(loss) per diluted share and non-GAAP operating expenses. We also present Adjusted EBITDA, a non-GAAP measure that we reconcile to net income/(loss). These non-GAAP measures should not be considered as a substitute for the corresponding financial measure derived in accordance with GAAP. We present the non-GAAP measures because we consider them to be important supplemental information for our investors for analyzing our performance, core operating results and trends. Investors are encouraged to review the reconciliation of non-GAAP financial measures to their most directly comparable GAAP measures included with this press release.
Our non-GAAP gross margins, non-GAAP net income/(loss), non-GAAP earnings/(loss) per diluted share, non-GAAP operating expenses, and Adjusted EBITDA are exclusive of certain items to facilitate management’s review of the comparability of our core operating results on a period to period basis because such items are not related to our ongoing core operating results as viewed by management. We define our “core operating results” as those revenues recorded in a particular period and the expenses incurred within that period that directly drive operating income in that period. Management uses these non-GAAP financial measures in making operating decisions because, in addition to meaningful supplemental information regarding operating performance, the measures give us a better understanding of how we should invest in research and development, fund infrastructure growth and evaluate the effectiveness of marketing strategies. In calculating the above non-GAAP results, management specifically adjusted for the following excluded items:
a) Stock-based compensation expense impact. We recognize equity plan-related compensation expenses, which represent the fair value of all share-based payments to employees, including grants of employee stock options and restricted stock units as non-GAAP adjustments in each period.
b) Amortization of acquired intangibles. We acquired certain companies in 2010, 2014 and 2016, and booked intangible assets related to these acquisitions. The amortization of these acquired intangible assets is excluded from non-GAAP net income because it is not related to ongoing controllable management decisions and because it is non-cash in nature.
c) Acquisition related expenses. In addition to the amortization of acquired intangibles mentioned above, we also adjust for certain acquisition-related expenses that we may incur including (i) professional service fees and (ii) transition costs. Professional service fees include third party costs related to the acquisition, such as due diligence costs, accounting fees, legal fees, valuation services and commissions, if any. Transition costs include retention payments, transitional employee costs and earn-out payments (including amounts relating to the distribution of purchase consideration among the selling equity holders) treated as compensation expense. We consider such costs and adjustments as highly variable in amount and frequency, being significantly impacted by the timing and size of any acquisitions. By excluding acquisition-related costs and adjustments from our non-GAAP measures, management can better focus on the organic continuing operations of our baseline and acquired businesses.

d) Restructuring costs. We exclude restructuring costs from non-GAAP measures because we do not regard these limited-term or one-time costs as reflective of normal costs we incur to operate our business. These are defined in U.S. GAAP to include one-time employee termination benefits, contract termination costs, and other associated costs, with respect to exit or disposal activities.
Management adjusts for the above items because management believes that, in general, these items possess one or more of the following characteristics: their magnitude and timing is largely outside of Vocera’s control; they are unrelated to the ongoing operation of the business in the ordinary course; they are unusual and we do not expect them to occur in the ordinary course of business; or they are non-operational, or non-cash expenses involving stock award grants.
We believe that the presentation of these non-GAAP financial measures is warranted for several reasons:
1) Such non-GAAP financial measures provide an additional analytical tool for understanding our financial performance by excluding the impact of items which may obscure trends in the core operating results of the business;
2) These non-GAAP financial measures facilitate comparisons to the operating results of other companies commonly compared to us, which use similar financial measures to supplement their GAAP results, thus enhancing the perspective of investors who wish to utilize such comparisons in their analysis of our performance; and
3) These non-GAAP financial measures are employed by our management in their own evaluation of performance and are utilized in financial and operational decision making processes, such as budget planning and forecasting.
Set forth below are additional reasons why share-based compensation expense is excluded from our non-GAAP financial measures:
i) While share-based compensation constitutes one of our ongoing and recurring expenses, it is not an expense that requires cash settlement by us. We therefore exclude these charges for purposes of evaluating core operating results. Thus, our non-GAAP measurements are presented exclusive of stock-based compensation expense to assist management and investors in evaluating our core operating results.
ii) We present share-based payment compensation expense in our reconciliation of non-GAAP financial measures on a pre-tax basis because the exact tax differences related to the timing and deductibility of share-based compensation are dependent upon the trading price of our common stock and the timing and exercise by employees of their stock options. As a result of these timing and market uncertainties, the tax effect related to share-based compensation expense would be inconsistent in amount and frequency and is therefore excluded from our non-GAAP results.
As stated above, we present non-GAAP financial measures because we consider them to be important supplemental measures of performance. However, non-GAAP financial measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for our GAAP results. In the future, we expect to incur expenses similar to certain of the non-GAAP adjustments described above and expect to continue reporting non-GAAP financial measures excluding such items. Some of the limitations in relying on non-GAAP financial measures are:

•
Our stock options, restricted stock units, and stock purchase plans are important components of incentive compensation arrangements and will be reflected as expenses in our GAAP results for the foreseeable future; and

•	Other companies may calculate non-GAAP financial measures differently than us, limiting their usefulness as a comparative measure.
Pursuant to the requirements of SEC Regulation G, a detailed reconciliation between our non-GAAP and GAAP financial results is set forth in the financial tables referred to above, and linked to, this press release. Investors are advised to carefully review and consider this information strictly as a supplement to the GAAP results for the respective periods.
About Vocera:
The mission of Vocera Communications, Inc. is to simplify and improve the lives of healthcare professionals and patients, while enabling hospitals to enhance quality of care and operational efficiency. In 2000, when the company was founded, we began to forever change the way care teams communicate. Today, Vocera continues to offer the leading platform for clinical communication and workflow. More than 1,700 facilities worldwide, including nearly 1,500 hospitals and healthcare facilities, have selected our solutions for team members to text securely using smartphones or make calls with our hands-free, wearable Vocera Badge. Interoperability between Vocera and more than 140 clinical and operational systems helps reduce alarm fatigue, speed up staff response times, and improve patient care, safety and experience. In addition to healthcare, Vocera is at home in luxury hotels, aged care facilities, nuclear facilities, libraries, retail stores and more. Vocera makes a difference in any industry where workers are on the move and need to connect instantly with team members and access resources or information quickly. In 2017, Vocera made the list of Forbes 100 Most Trustworthy Companies in America.
Learn more at www.vocera.com, and follow @VoceraComm on Twitter.
The Vocera logo is a trademark of Vocera Communications, Inc. Vocera® is a trademark of Vocera Communications, Inc. registered in the United States and other jurisdictions. All other trademarks appearing in this release are the property of their respective owners.

Contacts:

Investors:
Sue Dooley
Vocera Communications, Inc.
408.882.5971
investorrelations@vocera.com

Media:
Philip Anast
Amendola Communications
312.576.6990
panast@acmarketingpr.com

Vocera Communications, Inc.
Condensed Consolidated Statements of Operations
(In Thousands, Except Per Share Amounts)
(Unaudited)

	Three months ended June 30,		Six months ended June 30,
	2018	2017	2018	2017
Revenue
Product	$21,824	$20,992	$42,911	$41,044
Service	20,862	18,666	40,017	35,240
Total revenue	42,686	39,658	82,928	76,284
Cost of revenue
Product	6,683	6,807	13,028	13,216
Service	10,352	9,962	20,348	19,117
Total cost of revenue	17,035	16,769	33,376	32,333
Gross profit	25,651	22,889	49,552	43,951
Operating expenses
Research and development	7,323	7,371	14,637	14,300
Sales and marketing	15,266	15,246	30,288	30,168
General and administrative	6,176	5,984	12,535	11,679
Total operating expenses	28,765	28,601	57,460	56,147
Income (loss) from operations	(3,114)	(5,712)	(7,908)	(12,196)
Interest income	530	128	745	233
Interest expense	(997)	—	(997)	—
Other income (expense), net	(528)	(67)	(807)	42
Loss before income taxes	(4,109)	(5,651)	(8,967)	(11,921)
Benefit from (provision for) income taxes	555	(361)	643	(741)
Net loss	$(3,554)	$(6,012)	$(8,324)	$(12,662)

Net loss per share
Basic	$(0.12)	$(0.21)	$(0.28)	$(0.45)
Diluted	$(0.12)	$(0.21)	$(0.28)	$(0.45)
Weighted average shares used to compute net loss per share
Basic	29,867	28,422	29,673	28,088
Diluted	29,867	28,422	29,673	28,088

Vocera Communications, Inc.
Condensed Consolidated Balance Sheets
(In Thousands)
(Unaudited)

	June 30, 2018	December 31, 2017
Assets
Current assets
Cash and cash equivalents	$27,480	$28,726
Short-term investments	178,825	52,507
Accounts receivable, net of allowance	33,489	35,105
Other receivables	1,518	1,331
Inventories	3,923	2,815
Prepaid expenses and other current assets	3,648	3,957
Total current assets	248,883	124,441
Property and equipment, net	6,980	5,751
Intangible assets, net	11,273	13,567
Goodwill	49,246	49,246
Deferred commissions	9,329	10,301
Other long-term assets	1,304	1,667
Total assets	$327,015	$204,973
Liabilities and stockholders' equity
Current liabilities
Accounts payable	$3,302	$2,678
Accrued payroll and other current liabilities	11,569	14,689
Deferred revenue, current	40,003	40,734
Total current liabilities	54,874	58,101
Deferred revenue, long-term	13,405	14,417
Convertible senior notes, net	107,374	—
Other long-term liabilities	2,930	4,455
Total liabilities	178,583	76,973
Stockholders' equity	148,432	128,000
Total liabilities and stockholders’ equity	$327,015	$204,973

Vocera Communications, Inc.
Three months ended June 30, 2018

		Stock	Intangible	Acquisition
(In thousands)	GAAP	compensation	amortization	related	Total	Non-GAAP
	2018	expense (a)	(b)	expense (c)	adjustments	2018
Reconciliation of GAAP Gross Profit to Non-GAAP Gross Profit (Unaudited)
Revenue
Product	$21,824	$—	$—	$—	$—	$21,824
Service	20,862	—	—	—	—	20,862
Total revenue	42,686	—	—	—	—	42,686
Cost of revenue
Product	6,683	139	626	—	765	5,918
Service	10,352	827	—	60	887	9,465
Total cost of revenue	17,035	966	626	60	1,652	15,383
Gross profit	$25,651	$966	$626	$60	$1,652	$27,303

		Stock	Intangible	Acquisition
(In thousands)	GAAP	compensation	amortization	related	Total	Non-GAAP
	2018	expense (a)	(b)	expense (c)	adjustments	2018
Reconciliation of GAAP Operating Expenses to Non-GAAP Operating Expenses (Unaudited)

Research and development	$7,323	$755	$—	$—	$755	$6,568
Sales and marketing	15,266	1,655	378	—	2,033	13,233
General and administrative	6,176	2,020	39	(166)	1,893	4,283
Total operating expenses	$28,765	$4,430	$417	$(166)	$4,681	$24,084

(a) This adjustment reflects the accounting impact of non-cash stock-based compensation expense.
(b) This adjustment reflects the accounting impact of acquisitions in 2010, 2014 and 2016 in non-cash expense.
(c) This adjustment reflects the costs associated with the acquisition in 2016.

Three months ended June 30, 2017
		Stock	Intangible	Acquisition
(In thousands)	GAAP	compensation	amortization	related	Total	Non-GAAP
	2017	expense (a)	(b)	expense (c)	adjustments	2017
Reconciliation of GAAP Gross Profit to Non-GAAP Gross Profit (Unaudited)
Revenue
Product	$20,992	$—	$—	$—	$—	$20,992
Service	18,666	—	—	—	—	18,666
Total revenue	39,658	—	—	—	—	39,658
Cost of revenue
Product	6,807	125	801	—	926	5,881
Service	9,962	723	—	73	796	9,166
Total cost of revenue	16,769	848	801	73	1,722	15,047
Gross profit	$22,889	$848	$801	$73	$1,722	$24,611

		Stock	Intangible	Acquisition
(In thousands)	GAAP	compensation	amortization	related	Total	Non-GAAP
	2017	expense (a)	(b)	expense (c)	adjustments	2017
Reconciliation of GAAP Operating Expenses to Non-GAAP Operating Expenses (Unaudited)

Research and development	$7,371	$623	$—	$12	$635	$6,736
Sales and marketing	15,246	1,779	384	7	2,170	13,076
General and administrative	5,984	1,653	56	220	1,929	4,055
Total operating expenses	$28,601	$4,055	$440	$239	$4,734	$23,867
(a) This adjustment reflects the accounting impact of non-cash stock-based compensation expense.
(b) This adjustment reflects the accounting impact of acquisitions in 2010 and 2014 in non-cash expense.
(c) This adjustment reflects the costs associated with the acquisition in 2016.

Vocera Communications, Inc.
Six months ended June 30, 2018
		Stock	Intangible	Acquisition
(In thousands)	GAAP	compensation	amortization	related	Total	Non-GAAP
	2018	expense (a)	(b)	expense (c)	adjustments	2018
Reconciliation of GAAP Gross Profit to Non-GAAP Gross Profit (Unaudited)
Revenue
Product	$42,911	$—	$—	$—	$—	$42,911
Service	40,017	—	—	—	—	40,017
Total revenue	82,928	—	—	—	—	82,928
Cost of revenue
Product	13,028	240	1,454	—	1,694	11,334
Service	20,348	1,473	—	120	1,593	18,755
Total cost of revenue	33,376	1,713	1,454	120	3,287	30,089
Gross profit	$49,552	$1,713	$1,454	$120	$3,287	$52,839

		Stock	Intangible	Acquisition
(In thousands)	GAAP	compensation	amortization	related	Total	Non-GAAP
	2018	expense (a)	(b)	expense (c)	adjustments	2018
Reconciliation of GAAP Operating Expenses to Non-GAAP Operating Expenses (Unaudited)

Research and development	$14,637	$1,362	$—		$1,362	$13,275
Sales and marketing	30,288	3,151	756		3,907	26,381
General and administrative	12,535	3,757	84	30	3,871	8,664
Total operating expenses	$57,460	$8,270	$840	$30	$9,140	$48,320
(a)This adjustment reflects the accounting impact of non-cash stock-based compensation expense.

(b)	This adjustment reflects the accounting impact of acquisitions in 2010, 2014 and 2016 in non-cash expense.
(c)This adjustment reflects the costs associated with the acquisition in 2016.

Six months ended June 30, 2017
		Stock	Intangible	Acquisition
(In thousands)	GAAP	compensation	amortization	related	Total	Non-GAAP
	2017	expense (a)	(b)	expense (c)	adjustments	2017
Reconciliation of GAAP Gross Profit to Non-GAAP Gross Profit (Unaudited)
Revenue
Product	$41,044	$—	$—	$—	$—	$41,044
Service	35,240	—	—	—	—	35,240
Total revenue	76,284	—	—	—	—	76,284
Cost of revenue
Product	13,216	191	1,493	—	1,684	11,532
Service	19,117	1,177	—	169	1,346	17,771
Total cost of revenue	32,333	1,368	1,493	169	3,030	29,303
Gross profit	$43,951	$1,368	$1,493	$169	$3,030	$46,981

Reconciliation of GAAP Operating Expenses to Non-GAAP Operating Expenses (Unaudited)

Research and development	$14,300	$1,035	$—	$47	$1,082	$13,218
Sales and marketing	30,168	3,044	769	15	3,828	26,340
General and administrative	11,679	3,039	111	491	3,641	8,038
Total operating expenses	$56,147	$7,118	$880	$553	$8,551	$47,596

(a)This adjustment reflects the accounting impact of non-cash stock-based compensation expense.

(b)	This adjustment reflects the accounting impact of acquisitions in 2010, 2014 and 2016 in non-cash expense.

(c)	This adjustment reflects the costs associated with the acquisition in 2016.

Vocera Communications, Inc.
Non-GAAP Net income and net income per share and Adjusted EBITDA
(In thousands, except per share amounts)
(Unaudited)

	Three months ended June 30,				Six months ended June 30,
	2018		2017		2018		2017
GAAP net income (loss)	$(3,554)		$(6,012)		$(8,324)		$(12,662)
Add back:
Stock compensation expense	5,396		4,903		9,983		8,486
Acquisition related expenses	(106)		312		150		722
Interest income	(514)		(117)		(703)		(209)
Interest expense	997	—	—	1,008,000	997	—	—
Depreciation and amortization expense	1,809		1,987		3,776		3,791
Provision for (benefit from) income taxes	(555)		361		(643)		741
Non-GAAP adjusted EBITDA	$3,473		$1,434		$5,236		$869

GAAP net income (loss)	$(3,554)		$(6,012)		$(8,324)		$(12,662)
Add back:
Stock compensation expense	5,396		4,903		9,983		8,486
Intangible amortization	1,043		1,241		2,294		2,373
Acquisition related expenses	(106)		312		150		722
Non-GAAP net income	$2,779		$444		$4,103		$(1,081)
Net income per share
Basic	$0.09		$0.02		$0.14		$(0.04)
Diluted	$0.09		$0.02		$0.13		$(0.04)
Weighted average shares used to compute net income per share
Basic	29,867		28,422		29,673		28,088
Diluted	31,038		28,422		30,910		28,088

Vocera Communications, Inc.
Future guidance for operating results
(In millions, except per share amounts)

Reconciliation for GAAP to Non-GAAP for net income (loss) and net income (loss) per share
	Three months ended September 30, 2018		Year ended December 31, 2018
	Low	High	Low	High
Revenue	$43.0	$47.0	$175.0	$183.0
GAAP net loss	(6.5)	(3.5)	(19.7)	(12.7)
Stock compensation expense	6.0	5.5	22.0	21.0
Intangible amortization expense	1.2	1.2	4.7	4.7
Acquisition and restructuring expense	0.2	0.2	0.5	0.5
Total adjustments	7.4	6.9	27.2	26.2
Non-GAAP net income	$0.9	$3.4	$7.6	$13.6
Weighted average shares (in thousands)
Basic	30,500	30,500	30,060	30,060
Diluted - GAAP	30,500	30,500	30,060	30,060
Diluted - Non-GAAP	32,000	32,000	31,560	31,560

GAAP net loss per share, basic and diluted	$(0.21)	$(0.11)	$(0.65)	$(0.42)

Non-GAAP net income (loss) per share :
Basic	$0.03	$0.11	$0.25	$0.45
Diluted	$0.03	$0.11	$0.24	$0.43

Reconciliation of Non-GAAP net income (loss) to adjusted EBITDA
	Three months ended September 30, 2018		Year ended December 31, 2018
	Low	High	Low	High
Non-GAAP net income	$0.9	$3.4	$7.6	$13.6
Interest expense, net	1.1	1.1	2.6	2.6
Depreciation expense	1.0	1.0	3.5	3.5
Provision for income taxes	0.5	0.5	0.4	0.4
Total adjustments	2.6	2.6	6.5	6.5
Adjusted EBITDA	$3.5	$6.0	$14.0	$20.0

* Amounts may not recompute due to rounding.

Vocera Communications, Inc.
Condensed Consolidated Statements of Operations and Condensed Consolidated Balance Sheets Adjusted for the Adoption of The New Revenue Standard (ASC 606) on a Fully Retrospective Basis

Vocera Communications, Inc.
Condensed Consolidated Statements of Operations Adjusted for the Adoption of the New Revenue Standard
(In Thousands, Except Per Share Amounts)
(Unaudited)

	As Adjusted		As Reported		Change
Year Ended December 31,	2017	2016	2017	2016	2017	2016
Revenue
Product revenue
Devices	$61,746	$50,614	$60,869	$50,061	$877	$553
Software	29,839	23,621	27,996	20,606	1,843	3,015
Total product	91,585	74,235	88,865	70,667	2,720	3,568
Service revenue
Maintenance and support	52,342	43,408	52,542	43,438	(200)	(30)
Professional services and training	22,062	14,383	21,141	13,591	921	792
Total service	74,404	57,791	73,683	57,029	721	762
Total revenue	165,989	132,026	162,548	127,696	3,441	4,330
Cost of revenue
Product	27,244	22,788	27,244	22,788	—	—
Service	37,683	26,287	37,683	26,287	—	—
Total cost of revenue	64,927	49,075	64,927	49,075	—	—
Gross profit	101,062	82,951	97,621	78,621	3,441	4,330
Operating expenses
Research and development	27,685	18,266	27,685	18,266	—	—
Sales and marketing	60,107	51,274	59,986	52,811	121	(1,537)
General and administrative	23,970	24,499	23,970	24,499	—	—
Total operating expenses	111,762	94,039	111,641	95,576	121	(1,537)
Income (loss) from operations	(10,700)	(11,088)	(14,020)	(16,955)	3,320	5,867
Interest income	604	684	604	684	—	—
Other income (expense), net	(42)	(467)	(42)	(467)	—	—
Income (loss) before income taxes	(10,138)	(10,871)	(13,458)	(16,738)	3,320	5,867
Provision for income taxes	(759)	(529)	(759)	(529)	—	—
Net income (loss)	$(10,897)	$(11,400)	$(14,217)	$(17,267)	$3,320	$5,867

Net income (loss) per share
Basic and diluted	$(0.38)	$(0.42)	$(0.50)	$(0.64)	$0.12	$0.21
Weighted average shares used to compute net income (loss) per share
Basic and diluted	28,655	26,859	28,655	26,859	28,655	26,859

Vocera Communications, Inc.
Condensed Consolidated Statements of Operations Adjusted for the Adoption of the New Revenue Standard

	Q1 2017			Q2 2017			Q3 2017			Q4 2017
(In Thousands, Except Per Share Amounts, Unaudited)	As Adjusted	As Reported	Change	As Adjusted	As Reported	Change	As Adjusted	As Reported	Change	As Adjusted	As Reported	Change
Revenue
Product revenue
Devices	$14,058	$14,121	$(63)	$14,990	$14,837	$153	$16,524	$16,084	$440	$16,174	$15,827	$347
Software	5,994	5,912	82	6,002	5,821	181	9,494	7,165	2,329	8,349	9,098	(749)
Total product	20,052	20,033	19	20,992	20,658	334	26,018	23,249	2,769	24,523	24,925	(402)
Service revenue
Maintenance and support	12,000	11,852	148	12,670	12,583	87	13,837	13,746	91	13,835	14,361	(526)
Professional services and training	4,574	4,410	164	5,996	5,209	787	5,730	5,305	425	5,762	6,217	(455)
Total service	16,574	16,262	312	18,666	17,792	874	19,567	19,051	516	19,597	20,578	(981)
Total revenue	36,626	36,295	331	39,658	38,450	1,208	45,585	42,300	3,285	44,120	45,503	(1,383)
Cost of revenue
Product	6,409	6,409	—	6,807	6,807	—	7,208	7,208	—	6,820	6,820	—
Service	9,155	9,155	—	9,962	9,962	—	9,241	9,241	—	9,325	9,325	—
Total cost of revenue	15,564	15,564	—	16,769	16,769	—	16,449	16,449	—	16,145	16,145	—
Gross profit	21,062	20,731	331	22,889	21,681	1,208	29,136	25,851	3,285	27,975	29,358	(1,383)
Operating expenses
Research and development	6,929	6,929	—	7,371	7,371	—	6,644	6,644	—	6,741	6,741	—
Sales and marketing	14,922	14,581	341	15,246	15,377	(131)	14,840	15,831	(991)	15,099	14,197	902
General and administrative	5,695	5,695	—	5,984	5,984	—	6,088	6,088	—	6,203	6,203	—
Total operating expenses	27,546	27,205	341	28,601	28,732	(131)	27,572	28,563	(991)	28,043	27,141	902
Income (loss) from operations	(6,484)	(6,474)	(10)	(5,712)	(7,051)	1,339	1,564	(2,712)	4,276	(68)	2,217	(2,285)
Interest income	105	105	—	128	128	—	177	177	—	194	194	—
Other income (expense), net	109	109	—	(67)	(67)	—	(41)	(41)	—	(43)	(43)	—
Income (loss) before income taxes	(6,270)	(6,260)	(10)	(5,651)	(6,990)	1,339	1,700	(2,576)	4,276	83	2,368	(2,285)
Provision for income taxes	(380)	(380)	—	(361)	(361)	—	(309)	(309)	—	291	291	—
Net income (loss)	$(6,650)	$(6,640)	$(10)	$(6,012)	$(7,351)	$1,339	$1,391	$(2,885)	$4,276	$374	$2,659	$(2,285)

Net income (loss) per share
Basic	$(0.24)	$(0.24)	$—	$(0.21)	$(0.26)	$0.05	$0.05	$(0.10)	$0.15	$0.01	$0.09	$(0.08)
Diluted	$(0.24)	$(0.24)	$—	$(0.21)	$(0.26)	$0.05	$0.05	$(0.10)	$0.14	$0.01	$0.09	$(0.07)
Weighted average shares used to compute net income (loss) per share
Basic	27,751	27,751	27,751	28,422	28,422	28,422	29,130	29,130	29,130	29,317	29,317	29,317
Diluted	27,751	27,751	27,751	28,422	28,422	28,422	30,473	29,130	30,473	30,704	30,704	30,704

Vocera Communications, Inc.
Condensed Consolidated Balance Sheets Adjusted for the Adoption of the New Revenue Standard
(In Thousands, Unaudited)

	As Adjusted		As Reported		Change
As of December 31,	2017	2016	2017	2016	2017	2016
Assets
Current assets
Cash and cash equivalents	$28,726	$35,033	$28,726	$35,033	$—	$—
Short-term investments	52,507	39,033	52,507	39,033	—	—
Accounts receivable, net	35,105	24,142	35,105	24,142	—	—
Other receivables	1,331	1,211	1,170	1,211	161	—
Inventories	2,815	4,556	2,815	4,556	—	—
Prepaid expenses and other current assets	3,957	3,364	3,957	3,364	—	—
Total current assets	124,441	107,339	124,280	107,339	161	—
Property and equipment, net	5,751	5,894	5,751	5,894	—	—
Intangible assets, net	13,567	18,200	13,567	18,200	—	—
Goodwill	49,246	49,246	49,246	49,246	—	—
Deferred Commissions	10,301	10,422	—	—	10,301	10,422
Other long-term assets	1,667	1,394	1,667	1,394	—	—
Total assets	$204,973	$192,495	$194,511	$182,073	$10,462	$10,422
Liabilities and stockholders' equity
Current liabilities
Accounts payable	$2,678	$3,231	$2,678	$3,231	$—	$—
Accrued payroll and other current liabilities	14,689	15,896	14,689	15,896	—	—
Deferred revenue, current	40,734	38,194	47,276	43,845	(6,542)	(5,651)
Total current liabilities	58,101	57,321	64,643	62,972	(6,542)	(5,651)
Deferred revenue, long-term	14,417	11,523	16,438	11,155	(2,021)	368
Other long-term liabilities	4,455	4,505	4,455	4,505	—	—
Total liabilities	76,973	73,349	85,536	78,632	(8,563)	(5,283)
Total stockholders’ equity	128,000	119,146	108,975	103,441	19,025	15,705
Total liabilities and stockholders’ equity	$204,973	$192,495	$194,511	$182,073	$10,462	$10,422

Vocera Communications, Inc.
Non-GAAP Net Income (Loss) and Net Income (Loss) Per Share and Adjusted EBITDA Adjusted for the Adoption of the New Revenue Standard
(In Thousands, Except Per Share Amounts)
(Unaudited)

	Year Ended December 31, 2017			Year Ended December 31, 2016
	As Adjusted	As Reported	Change	As Adjusted	As Reported	Change
GAAP net income (loss)	$(10,897)	$(14,217)	$3,320	$(11,400)	$(17,267)	$5,867
Add back:
Stock compensation expense	18,196	18,196	—	12,035	12,035	—
Acquisition related expenses	1,269	1,269	—	5,822	5,822	—
Interest income	(549)	(549)	—	(627)	(627)	—
Depreciation and amortization expense	7,643	7,643	—	3,770	3,770	—
Provision for income taxes	759	759	—	529	529	—
Non-GAAP adjusted EBITDA	$16,421	$13,101	$3,320	$10,129	$4,262	$5,867

GAAP net income (loss)	$(10,897)	$(14,217)	$3,320	$(11,400)	$(17,267)	$5,867
Add back:
Stock compensation expense	18,196	18,196	—	12,035	12,035	—
Intangible amortization	4,633	4,633	—	1,375	1,375	—
Acquisition related expenses	1,269	1,269	—	5,822	5,822	—
Non-GAAP net income	$13,201	$9,881	$3,320	$7,832	$1,965	$5,867
Net income per share
Basic	$0.46	$0.33	$0.12	$0.29	$0.07	$0.22
Diluted	$0.44	$0.33	$0.11	$0.28	$0.07	$0.21
Weighted average shares used to compute net income per share
Basic	28,655	29,673	28,655	26,859	28,088	26,859
Diluted	30,268	30,268	30,268	28,126	28,126	28,126

Vocera Communications, Inc.
Non-GAAP Net Income (Loss) and Net Income (Loss) Per Share and Adjusted EBITDA Adjusted for the Adoption of the New Revenue Standard
(In Thousands, Except Per Share Amounts)
(Unaudited)

	Q1 2017			Q2 2017			Q3 2017			Q4 2017
	As Adjusted	As Reported	Change	As Adjusted	As Reported	Change	As Adjusted	As Reported	Change	As Adjusted	As Reported	Change
GAAP net income (loss)	$(6,650)	$(6,640)	$(10)	$(6,012)	$(7,351)	$1,339	$1,391	$(2,885)	$4,276	$374	$(3,554)	$(2,285)
Add back:
Stock compensation expense	3,583	3,583	—	4,903	4,903	—	4,718	4,718	—	4,992	4,992	—
Acquisition related expenses	410	410	—	312	312	—	287	287	—	260	260	—
Interest income	(92)	(92)	—	(117)	(117)	—	(162)	(162)	—	(178)	(178)	—
Depreciation and amortization expense	1,804	1,804	—	1,987	1,987	—	1,964	1,964	—	1,888	1,888	—
Provision for income taxes	380	380	—	361	361	—	309	309	—	(291)	(291)	—
Non-GAAP adjusted EBITDA	$(565)	$(555)	$(10)	$1,434	$95	$1,339	$8,507	$4,231	$4,276	$7,045	$9,330	$(2,285)

GAAP net income (loss)	$(6,650)	$(6,640)	$(10)	$(6,012)	$(7,351)	$1,339	$1,391	$(2,885)	$4,276	$374	$2,659	$(2,285)
Add back:
Stock compensation expense	3,583	3,583	—	4,903	4,903	—	4,718	4,718	—	4,992	4,992	—
Intangible amortization	1,132	1,132	—	1,241	1,241	—	1,169	1,169	—	1,091	1,091	—
Acquisition related expenses	410	410	—	312	312	—	287	287	—	260	260	—
Non-GAAP net income	$(1,525)	$(1,515)	$(10)	$444	$(895)	$1,339	$7,565	$3,289	$4,276	$6,717	$9,002	$(2,285)
Net income per share
Basic	$(0.05)	$(0.05)	$—	$0.02	$(0.03)	$0.05	$0.26	$0.11	$0.15	$0.23	$0.31	$(0.08)
Diluted	$(0.05)	$(0.05)	$—	$0.01	$(0.03)	$0.04	$0.25	$0.11	$0.14	$0.22	$0.29	$(0.07)
Weighted average shares used to compute net income per share
Basic	27,751	27,751	27,751	28,422	28,422	28,422	29,130	29,130	29,130	29,317	29,867	29,317
Diluted	27,751	27,751	27,751	29,806	28,422	29,806	30,473	30,473	30,473	30,704	30,704	30,704